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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2003

                                 CELLCOM CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-13615                 06-1106964
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

         520 SOUTH FOURTH STREET
            LAS VEGAS, NEVADA                                89101
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (702) 568-0781

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Cellcom Corp. ("Cellcom") has appointed Piercy Bowler Taylor & Kern ("Piercy") as its new independent public accountant, effective with respect to Cellcom's fiscal year ended September 30, 2002. This change in independent public accountant was approved by the Board of Directors of Cellcom on April 23, 2002. The change resulted from notification by Cellcom's previous accountants, Bradshaw, Smith & Co., LLP ("Bradshaw"), that Bradshaw was discontinuing its public company practice and would not perform any audit services for Cellcom following completion of Bradshaw's audit of Cellcom's financial statements for the fiscal year ended September 30, 2001 audit. As a result of such notification, the Board determined to engage Piercy to perform audit services for Cellcom, effective with respect to Cellcom's fiscal year ended September 30, 2002.

      The audit reports of Bradshaw on the consolidated financial statements of Cellcom and its subsidiaries as of and for the fiscal years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

      During Cellcom's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between Cellcom and Bradshaw, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Bradshaw's satisfaction would have caused Bradshaw to make reference to the subject matter of the disagreement(s) in connection with its reports.

      During Cellcom's two most recent fiscal years and through the date of this Form 8-K, Cellcom did not consult with Piercy with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Cellcom's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-B.

      Cellcom provided Bradshaw with a copy of the foregoing disclosures. Cellcom requested that Bradshaw furnish Cellcom with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements that Cellcom has made in this Item 4. A copy of Bradshaw's letter response to Cellcom's request is filed as exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      16.1 Letter of Bradshaw, Smith & Co., LLP regarding change in certifying accountant, dated July 8, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CELLCOM CORP.
                                    (Registrant)

Date: July 8, 2003                  By: /s/ David A. Obal
                                       ------------------------------------
                                       David A. Obal
                                       Chief Financial Officer